Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the periodic report of Silvergate Capital Corporation (the "Company") on Form 10-Q for the period ended September 30, 2020, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in his respective capacities indicated below, hereby certifies as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the undersigned's best knowledge and belief:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

SILVERGATE CAPITAL CORPORATION

Date:	November 10, 2020	By:	/s/ Alan J. Lane
Alan J. Lane
President and Chief Executive Officer

Date:	November 10, 2020	By:	/s/ Antonio Martino
Antonio Martino
Chief Financial Officer